UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 19, 2002


                          HOVNANIAN ENTERPRISES, INC.
                          ---------------------------
              (Exact Name of registrant specified in its charter)

         Delaware                    1-8551                    22-1851059
         --------                    -------                   ----------
(State or other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey 07701
                   (Address of principal executive offices)
                   ----------------------------------------
                        Registrant's telephone number:
                                (732) 747-7800

Item 5.     Other Events
            ------------

            On March 19, 2002, Hovnanian Enterprises, Inc. (the "Registrant") issued a press release that is attached as an exhibit hereto and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            Exhibit 99.1              Press Release dated March 19, 2002




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
                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HOVNANIAN ENTERPRISES, INC.
                                              ---------------------------
                                              (Registrant)

                                              By: /s/ J. Larry Sorsby
                                              Name: J. Larry Sorsby
                                              Title: Executive Vice President
                                                     Chief Financial Officer


Date:  March 21, 2002


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

                               INDEX TO EXHIBITS
                               -----------------


Exhibit Number          Exhibit
--------------          -------

Exhibit 99.1            Press Release dated March 19, 2002.




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